UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

CASE NAME:  Knight Equipment & Manufacturing Corp.    Petition Date:  08/27/1998
                                                        CASE NUMBER: 98-54130RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER    YEAR 1998


      MONTH                                   SEPTEMBER    OCTOBER     NOVEMBER      DECEMBER
                                                 98           98          98            98
---------------------------------------------------------------------------------------------
  REVENUES (MOR-6)                             196,843      245,332     256,366       41,255
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)       66,557      100,577     103,563      (51,042)
  NET INCOME (LOSS) (MOR-6)                     43,650       81,704      84,152      (67,895)
  PAYMENTS TO INSIDERS (MOR-9)                  27,012       33,139      25,266       30,638
  PAYMENTS TO PROFESSIONALS (MOR-9)                  0        7,550       5,000            0
                                               -------      -------     -------      -------
  TOTAL DISBURSEMENTS (MOR-8)                  215,921      155,400     477,086      145,135
                                               =======      =======     =======      =======

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

--------------------------------------------------------------------------------
                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
  CASUALTY                  YES (X) NO ( )                  8-28-99
  LIABILITY                 YES (X) NO ( )                  8-28-99
  VEHICLE                   YES (X) NO ( )                  8-28-99
  WORKER'S                  YES (X) NO ( )                  8-28-99
--------------------------------------------------------------------------------

  ATTORNEY NAME:  Deborah D. Williams
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205

                                   CIRCLE ONE

Are all accounts receivable being collected within terms? Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes) No
Have any pre-petition liabilities been paid? (Yes) No If so, describe:
NOTES PAYABLE  FOR FIXED ASSETS (CRANES, FORKLIFT, TRUCK & BACKHOE) &
PAYROLL TAXES.
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes) No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in preliminary negotiations with various secured parties.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


SIGNED: /s/ Scott S. Kalish
        -------------------------------------
              (ORIGINAL SIGNATURE)


TITLE:             Treasurer
        -------------------------------------

MOR-1                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                   FILING DATE*        MONTH         MONTH         MONTH       MONTH       MONTH    MONTH
                                     08/27/98        SEPTEMBER 98   OCTOBER 98   NOVEMBER 98  DECEMBER 98
-------------------------------------------------------------------------------------------------------------------------
 ASSETS
 CURRENT ASSETS
 Cash                                    94,343*      117,241        125,011        195,207        103,342
 Accounts Receivable, Net             1,554,340     1,606,827      1,629,115      1,625,951      1,617,606
 Inventory: Lower of Cost or Market   6,997,595     6,992,595      6,982,595      6,962,595      6,957,595
 Prepaid Expenses                        24,580       165,108        157,657        121,928        121,923
 Investments
 Other
                                     ----------    ----------     ----------     ----------     ----------
 TOTAL CURRENT ASSETS                 8,670,858     8,881,771      8,894,378      8,905,681      8,500,471
                                     ----------    ----------     ----------     ----------     ----------

 PROPERTY, PLANT & EQUIP, @ COST      1,528,769**   1,534,072      1,534,072      1,534,072      1,534,072
 Less Accumulated Depreciation          389,201       400,053        410,905        421,757        432,609
 NET BOOK VALUE OF PP & E             1,139,568     1,134,019      1,123,167      1,112,315      1,101,463
 OTHER ASSETS:
    1.  Tax Deposits - DEFERRED
        CREDIT                           64,044        64,044         64,044         64,044         64,044
    2.  Investments in Subs
    3.  Bond Issuance Cost; Net         113,858       113,588        113,588        113,588        113,588
    4.  Perry Gas Processor Files        35,000        35,000         35,000         35,000         35,000
                                     ----------    ----------     ----------     ----------     ----------
           TOTAL ASSETS              10,023,328    10,228,422     10,230,177     10,230,628     10,144,566
                                     ==========    ==========     ==========     ==========     ==========

                    * Per Schedules and Statement of Affairs

* ACTUAL CASH BALANCE ON 8/27/98, ALL OTHER INFORMATION REFLECTS 8/31/98 ENDING BALANCES, SINCE NO ADDITIONAL SIGNIFICANT ACTIVITIES WERE COMMENCED UNTIL AFTER SEPTEMBER 1ST.

** SCHEDULES SHOW PROPERTY, PLANTS & EQUIPMENT AT MARKET VALUE; WE HAVE CONVERTED TO COST FOR REPORTING PURPOSES TO THE U.S. TRUSTEE.

MOR-2                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                           FILING DATE*       MONTH        MONTH        MONTH       MONTH     MONTH  MONTH
                                             08/27/98      SEPTEMBER 98  0CTOBER 98  NOVEMBER 98  DECEMBER 98
-----------------------------------------------------------------------------------------------------------------------
  LIABILITIES & OWNERS EQUITY
  LIABILITIES:
  POST-PETITION LIABILITIES (MOR-4)                           324,543       398,957      453,352      432,928
  PRE-PETITION LABILITIES:
    Notes Payable-Secured                    2,755,328      2,750,590     2,736,099    2,724,453    2,716,923
    Priority Debt                              713,771        695,183       695,183      695,085      695,085
    Federal Income Tax
    FICA/Withholding                             6,643            851             0            0            0
    Unsecured Debt                           6,198,744      6,064,866     5,925,845    5,799,616*   5,779,403
    Other                                    2,436,612      2,436,509     2,436,509    2,436,386    2,436,386
                                            ----------     ----------    ----------   ----------   ----------
  TOTAL PRE-PETITION LIABILITIES            12,111,098     11,947,999    11,793,636   11,655,540   11,627,797
                                            ----------     ----------    ----------   ----------   ----------
TOTAL LIABILITIES                           12,111,098     12,272,542    12,192,593   12,108,892   12,060,725
                                            ----------     ----------    ----------   ----------   ----------
  OWNERS'S EQUITY (DEFICIT):
    PREFERRED STOCK
    COMMON STOCK                                 1,111          1,111         1,111        1,111        1,111
  ADDITIONAL PAID-IN CAPITAL                   356,210        356,210       356,210      356,210      356,210
  RETAINED EARNINGS: Filing Date            (2,445,091)    (2,445,091)   (2,445,091)  (2,445,091)  (2,445,091)
  RETAINED EARNINGS: Post Filing Date                0         43,650       125,354      209,506      141,611
                                            ----------     ----------    ----------   ----------   ----------
  TOTAL OWNER'S EQUITY (NET WORTH)          (2,087,770)    (2,044,120)   (1,962,416)  (1,878,264)  (1,946,159)
                                            ----------     ----------    ----------   ----------   ----------
  TOTAL LIABILITIES & OWNER'S EQUITY        10,023,328     10,228,422    10,230,177   10,230,628   10,114,566
                                            ==========     ==========    ==========   ==========   ==========

                    * Per Schedules and Statement of Affairs

* THE REDUCTION IN UNSECURED DEBT RESULTED FROM A REDUCTION OF $105,429 IN UNEARNED REVENUE FROM A BALANCE OF $255,173 AT 10/31/98 TO $119,744 AT 11/30/98. THE UNEARNED REVENUE REPRESENTS THE PORTION OF A PREPAID CONTRACT, WHICH THE COMPANY IS CURRENTLY WORKING ON, THAT HAS NOT BEEN EARNED BASED ON CONSTRUCTION IN PROGRESS ACCOUNTING CALCULATIONS, A COPY OF WHICH HAS BEEN ATTACHED.

MOR-3                                                           Revised 07/01/98

Work in Progress
Earnings in Excess of Billings

November 1998

                    15-Jan-99
                    09:58:05 PM
                                                            Amoco 98-025
                                                    ----------------------------
Billings to Date:
    Intial Billing
    Progress Billing                                550,000.00
    Progress Billing
    Progress Billing
    Progress Billing
    Progress Billing
    Retainage
    Change Orders
                                                    ----------
         TL Billings to Date (10/31/98)             550,000.00           100.00%

Future Billings
    Progress Billings                                     0.00
    Progress Billings
    Progress Billings
    Retainage
    Change Orders
                                                    ----------
         TL Future Billings                               0.00             0.00%
                                                    ----------           -------
         TL Contract & Change Orders                550,000.00           100.00%
Costs to Date (11/30/98)                            157,537.87
Paid by Customer
                                                    ----------
Total Costs to Date (11/30/98)                      157,537.87            81.90%

Estimated Future Costs:
    Actual thru (12/08/98)                            4,807.98
    Paid by Customer
    Estimated Additional Costs                       30,000.00
                                                    ----------
         TL Estimated Future Costs                   34,807.98            18.10%
                                                    ----------           -------
         TL Estimated Costs                         192,345.85           100.00%

TL Contract & Change Orders                         550,000.00
TL % Complete                                            81.90%
                                                    ----------
                                                    450,468.93
TL Billings to Date (6/30/98)                       550,000.00
                                                    ----------
Earning in Excess of Billings (Current Accrual)     (99,531.07)

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                                      MONTH         MONTH        MONTH       MONTH      MONTH  MONTH
                                   SEPTEMBER 98   OCTOBER 98  NOVEMBER 98  DECEMBER 98
----------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLES               15,856        52,791      43,025      33,453
TAX PAYABLE:
  Federal Payroll Taxes                7,770         2,553       4,501       4,216
  State Payroll & Sales                  244           462         232         617
  Ad Valorem Taxes                       245           245         359         359
  Other Taxes
TOTAL TAXES PAYABLE                    8,259         3,260       5,092       5,192
SECURED DEBT POST-PETITION           201,600       275,589     340,000     340,000
ACCRUED INTEREST PAYABLE               1,383         3,991         931       3,764
*ACCRUED PROFESSIONAL FEES:                0             0           0           0
OTHER ACCRUED LIABILITIES:
  1.  INTEREST & PENALTIES
        ON PRE-PETITION TAXES          2,525         2,525       2,313       2,313
  2.  PAYROLL COSTS (NET OF
        TAXES)                        25,057        14,306      16,496      13,317
  3.  NOTE PAYABLE FOR FINANCED
       INSURANCE                      69,863        46,495      46,495      34,889
                                     -------       -------     -------     -------
TOTAL POST-PETITION LIABILITIES
  (MOR-3)                            324,543       398,957     453,352     432,928
                                     =======       =======     =======     =======

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                       AGING OF POST-PETITION LIABILITIES
                                MONTH DECEMBER 98


                              TRADE                         AD-VALOREM,
   DAYS           TOTAL       ACCTS  FED TAXES STATE TAXES  OTHER TAXES   OTHER
--------------------------------------------------------------------------------
   0-30           38,735     17,752    4,216       617           0        16,150
   31-60         346,025      4,980        0         0         114       340,931
   61-90           6,448      6,448        0         0           0             0
    91+           41,720      4,273                            245        37,202
                 -------     ------    -----       ---         ---       -------
   TOTAL         432,928     33,453    4,216       617         359       394,283
                 =======     ======    =====       ===         ===       =======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH     SEPTEMBER 98   OCTOBER 98   NOVEMBER 98  DECEMBER 98
--------------------------------------------------------------------------------
 0-30 DAYS       52,487        22,563       31,000          716
31-60 DAYS        2,312        52,112       17,000        5,500
61-90 DAYS       14,895         5,812       48,612       20,500
 91+ DAYS     1,546,636     1,558,031    1,556,842    1,590,890
              ---------     ---------    ---------    ---------
   TOTAL      1,616,330     1,638,518    1,653,455    1,617,606
              =========     =========    =========    =========

* THE $10,721 TRADE ACCOUNTS PAYABLE OVER 61 DAYS OF DECEMBER 31, 1998 ARE INVOICES FOR RENTALS OF LAND (STORAGE AND WORK YARDS) OFFICE EQUIPMENT (COPIERS) AND AUTOMOBILES (WHICH WERE SUBSEQUENTLY RETURNED).

MOR-5                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           STATEMENT OF INCOME (LOSS)


            MONTH                   SEPTEMBER   OCTOBER    NOVEMBER    DECEMBER   FILING TO
                                       98          98         98          98         DATE
--------------------------------------------------------------------------------------------
REVENUES (MOR-1)                     196,843    245,332    256,366      41,255      739,796
TOTAL COST OF REVENUES                67,321     87,565    101,919      48,868      303,673
                                     -------    -------    -------     -------      -------
GROSS PROFIT                         129,522    157,767    154,447      (5,613)     438,123
                                     =======    =======    =======     =======      =======
OPERATING EXPENSES:
      Selling & Marketing                0         0          0           0            0
      General & Administrative        35,942     16,501     20,618      14,791       87,852
      Insiders Compensation           27,012     33,139     25,266      30,638      116,055
      Professional Fees                   11      7,550      5,000         0         12,561
      Other (attach list)                0          0          0           0           0
                                     -------    -------    -------     -------      -------
TOTAL OPERATING EXPENSES              62,965     57,190     50,884      45,429      216,468
                                     =======    =======    =======     =======      =======
INCOME BEFORE INT, DEPR/TAX (MOR-1)   66,557    100,577    103,563     (51,042)     219,655
INTEREST EXPENSE                      12,055      8,021      8,559       6,001       34,636
DEPRECIATION                          10,852     10,852     10,852      10,852       43,408
OTHER (INCOME) EXPENSES*                 0          0          0           0           0
OTHER ITEMS**                            0          0          0           0           0
TOTAL INT, DEPR & OTHER ITEMS         22,907     18,873     19,411      16,853       78,044
                                     -------    -------    -------     -------      -------
NET INCOME BEFORE TAXES               43,650     81,704     84,152     (67,895)     141,611
FEDERAL INCOME TAXES                     0         0          0           0            0
                                     -------    -------    -------     -------      -------
NET INCOME (LOSS) (MOR-1)             43,650     81,704     84,152     (67,895)     141,611
                                     =======    =======    =======     =======      =======

    Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                                                       MONTH         MONTH        MONTH        MONTH    MONTH   MONTH  FILING TO
                                                    SEPTEMBER 98  OCTOBER 98   NOVEMBER 98  DECEMBER 98                   DATE
--------------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND
    DISBURSEMENTS
   1.  CASH - BEGINNING OF MONTH                       94,343       117,241       125,011     195,207                    94,343
                                                      =======       =======       =======     =======                   =======
  RECEIPTS:
   2.  CASH SALES                                      27,953        86,506       139,012      15,762                   269,253
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                                           16,063      37,466                    53,551
   4.  LOANS & ADVANCES (attach list)                 201,600        73,389       340,000           0                   615,589
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                              9,266         2,675        22,207*          0                    34,148
                                                      -------       -------       -------     -------                   -------
    TOTAL RECEIPTS**                                  238,819       163,170       517,282      53,270                   972,541
                                                      =======       =======       =======     =======                   =======
   (Withdrawal) Contribution by Individual
      Debtor MFR-2*
   DISBURSEMENTS:
   7.  NET PAYROLL                                     88,038        71,850        68,290      60,104                   308,282
   8.  PAYROLL TAXES PAID                              25,079        23,605        19,039      21,415                    89,138
   9.  SALES,USE & OTHER TAXES PAID                     1,060            99           511          84                     3,754
  10.  SECURED / RENTAL / LEASES                       16,011         4,582        12,851      14,481                    47,925
  11.  UTILITIES                                       12,265         5,905         4,487       3,107                    25,764
  12.  INSURANCE                                       60,890        17,185        17,170      16,916                   112,161
  13.  INVENTORY PURCHASES
  14.  VEHICLE EXPENSES                                 2,346           300           900         800                     4,146
  15.  TRAVEL & ENTERTAINMENT                           4,023         2,853           997       2,339                    10,212
  16.  REPAIRS, MAINTENANCE & SUPPLIES                  3,160        27,521        11,623       6,089                    48,393
  17.  ADMINISTRATIVE & SELLING                         3,049           0             0           0                       3,049
  18.  OTHER (attach list)                               0              0         306,218**       0                     306,218
                                                      -------       -------       -------     -------                   -------
    TOTAL DISBURSEMENTS FROM OPERATIONS               215,921       153,900       442,086     145,135                   957,042
                                                      =======       =======       =======     =======                   =======
  19.  PROFESSIONAL FEES                                 0              0           5,000         0                       5,000
  20.  U.S. TRUSTEE FEES                                 0            1,500           0           0                       1,500
  21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)       0              0             0           0                         0
                                                      -------       -------       -------     -------                   -------
  TOTAL  DISBURSEMENTS**                              215,921       155,400       447,086     145,135                   933,542
                                                      =======       =======       =======     =======                   =======
  22.  NET CASH FLOW                                   22,898         7,770        70,196     (91,885)                    8,999
  23.  CASH - END OF MONTH (MOR-2)                    117,241       125,011       195,207     103,342                   103,342

 *  Applies to Individual debtor's only

** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

 * REFUND; $22,197 RECEIVED FROM POTENTIAL LENDER FOR UNUSED PREPAID DUE DILIGENCE WORK AND $10 FOR REBATE FOR ELECTRIC COOP.

** PAYMENT OF ORIGINAL DIP LOAN INCLUSIVE OF PRINCIPAL, INTEREST AND LENDERS EXPENSES.

MOR-7                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF DECEMBER 98

                                                                      HELD IN
      BANK NAME                                                        ESCROW
      ACCOUNT NUMBER                       #20052910   #2576000025   ATTORNEY'S
      ACCOUNT TYPE                         OPERATING    BOND FUND      ESCROW    OTHER FUNDS      TOTAL
                                           ---------     -------     ----------  -----------      -----
      BANK BALANCE                           27,892       94,471         0          4,845        127,208
      DEPOSIT IN TRANSIT                       0            0            0            0             0
      OUTSTANDING CHECKS                     23,856         0            0            0           23,866
      ADJUSTED BANK BALANCE                   4,026       94,471         0          4,845        103,342
      BEGINNING CASH - PER BOOKS             62,109       94,471      33,782        4,845        195,207
      RECEIPTS                               53,270         0            0            0           53,270
      TRANSFERS BETWEEN ACCOUNTS             33,782         0        (33,782)         0             0
      (WITHDRAWAL) CONTRIBUTION - BY           0            0            0            0             0
      INDIVIDUAL DEBTOR MFR-2
      CHECKS/OTHER DISBURSEMENTS            145,135         0            0            0          145,135
      ENDING CASH - PER BOOKS                 4,025       94,471         0          4,845        103,342

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

*RECAP OF OTHER ACCOUNTS:

          ATASCOSA NATIONAL BANK                N/A                   2,428
          JOURDANTON STATE BANK                 4033590                  57
          PETTY CASH                            N/A                   2,258
          FROST BANK - FIRST PAY                N/A                     102
                                                                   --------
                                                                      4,845

MOR-8                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


                                       MONTH    MONTH   MONTH    MONTH    MONTH MONTH
INSIDERS:  NAME/POSITION/COMP TYPE   SEPTEMBER OCTOBER NOVEMBER DECEMBER
                                         98      98       98       98
--------------------------------------------------------------------------------
1.  DERAL KNIGHT - CEO - SALARY        9,926    12,407   9,926  12,407
2.  DERAL KNIGHT - CEO - AUTO          1,746     1,746      0       0
3.  BARRY LAIDLAW - PRES. -SALARY      5,385     6,731   5,385   6,731
4.  BARRY LAIDLAW - PRES. - AUTO         755       755     755      0
5.  SCOTT KALISH - TREAS. - SALARY     6,000     7,500   6,000   7,500
6.  SHIRLEY J. BOYLE - SEC. - SALARY   3,200     4,000   3,200   4,000
                                      ------    ------  ------  ------
TOTAL INSIDERS (MOR-1)                27,012    33,139  25,266  30,638
                                      ======    ======  ======  ======


        PROFESSIONALS           MONTH      MONTH    MONTH     MONTH    MONTH  MONTH
      NAME/ORDER DATE          SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                                  98         98       98        98
--------------------------------------------------------------------------------
1. The PWS Group                  0        7,500*       0       0
2. Attorneys representing
     Rickel Securities**          0           0      5,000      0
3.
4.
5.
6.
                                 ---       -----     -----     ---
TOTAL PROFESSIONALS (MOR-1)       0        7,550     5,000       0
                                 ===       =====     =====     ===

* Application of Prepayment, Non Cash Transaction

MOR-9